UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273
South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 31, 2026, Quince Therapeutics, Inc. (the “Company”) received a written notification (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, the Company’s stockholders’ equity was ($35,324,000), and therefore, the Company was not in compliance with Nasdaq Listing Rule 5450(b)(1)(A), which requires a $10,000,000 minimum stockholders’ equity standard. The Notice has no immediate effect on the listing or trading of the Company’s common stock, par value $0.001 per share (the “common stock”) on the Nasdaq Global Select Market and the common stock will continue to trade under the symbol “QNCX”.

Pursuant to Nasdaq Listing Rule 5810(c)(2)(C), the Company has been provided 45 calendar days, or until October 15, 2026, to supply a specific plan to regain compliance with all Nasdaq Global Select Market listing requirements and the Company’s time frame to complete its plan. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the Notice, or until February 27, 2027, to evidence compliance. If the plan is not accepted, the Company will have the right to appeal and the common stock would remain listed on The Nasdaq Global Select Market until the completion of the appeal process. To regain compliance, the Company must have stockholders’ equity of at least $10,000,000.

The Company is currently evaluating various alternative courses of action to regain compliance. As disclosed in the Company’s definitive proxy statement of DEF14A, filed with the Securities and Exchange Commission on August 25, 2026 (the “Proxy Statement”), the Company filed an initial listing application with Nasdaq (the “Initial Listing Application”) pursuant to Nasdaq Listing Rule 5110(a). If the Required Company Stockholder Matters (as defined in the Proxy Statement) and the Initial Listing Application are approved, it is expected that the Company will change its name to “IRulya Therapeutics Inc.” and its common stock will trade on the Nasdaq Capital Market under the symbol “IRLA.”

There can be no assurance that the Company will be able to regain compliance with the minimum stockholders’ equity requirement, obtain approval of the Initial Listing Application, obtain approval of the Required Company Stockholder Matters or maintain compliance with the other listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: September 4, 2026	Name:	Dirk Thye
	Title:	Chief Executive Officer